SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 14, 2005
                                                         -----------------


                             Northwest Bancorp, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)


           United States                 0-23817                  23-2900888
----------------------------      ---------------------      -------------------
(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
      of incorporation)                                      Identification No.)


                               100 Liberty Street
                              Warren, Pennsylvania                     16365
                    (Address of principal executive office)          (Zip code)

Registrant's telephone number, including area code:  (814) 726-2140
                                                     --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
_____ Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
_____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
_____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
_____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))



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Item 8.01         Other Events
                  ------------
                  On November 14, 2005, Northwest Bancorp, Inc. issued a press release announcing that the Company signed an agreement to acquire Maryland Permanent Bank. The press release is attached as exhibit 99.1.

Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits

                           Exhibit No.     Description
                           -----------     ------------
                           99.1            Press release dated November 14, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          NORTHWEST BANCORP, INC.


DATE:  November 14, 2005                  By: /s/ William W. Harvey, Jr.
       -----------------------------          ----------------------------------
                                              William W. Harvey, Jr.
                                              Senior Vice President, Finance and
                                              Chief Financial Officer

                                  EXHIBIT 99.1

                    PRESS RELEASE OF NORTHWEST BANCORP, INC.